United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 27, 2022
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2022, Priority Technology Holdings, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). A total of 58,677,884 shares, or 76.36% of the Company’s outstanding shares of common stock as of the record date for the Annual Meeting, were represented in person through virtual attendance or by proxy at the Annual meeting constituting a quorum.

Proposal 1 – Election of Directors.

The Company’s stockholders elected each of the persons listed below to served as director until the next annual meeting in 2023 or until his earlier resignation, death, or removal. The votes were cast as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Priore	56,754,073	95,789	1,716	1,826,306
John Priore	56,789,921	59,957	1,700	1,826,306
Marietta Davis	56,790,081	59,797	1,700	1,826,306
Christina Favilla	56,775,917	73,945	1,716	1,826,306
Stephen Hipp	56,784,375	65,503	1,700	1,826,306
Michael Passilla	56,784,987	64,891	1,700	1,826,306

Proposal 2 – Approval of Amendment 1 to the Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan

The Company’s stockholders approved Amendment 1 to the Priority Technology Holdings, Inc. 2021 Employee Stock Purchase Plan. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
56,840,526	9,537	1,515	1,826,306

Proposal 3 – Approval of Amendment 1 to the Priority Technology Holdings, Inc. 2018 Equity Incentive Plan

The Company’s stockholders approved Amendment 1 to the Priority Technology Holdings, Inc. 2018 Equity Incentive Compensation Plan. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
56,793,041	57,022	1,515	1,826,306

Proposal 4 – Approval, on a non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
54,658,899	2,191,079	1,600	1,826,306

Proposal 5 – Approval, on a non-binding basis, the frequency of approval of the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain
56,847,816	1,121	861	1,780

Proposal 6 – Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
58,450,018	227,766	100

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2022

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Michael Vollkommer
Name: Michael Vollkommer
Title: Chief Financial Officer